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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 April 30, 2003
                                 --------------
                                (Date of Report)


                            RAKO CAPITAL CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                    000-24633                  91-0853320
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)

             Two North College Avenue, Fayetteville, Arkansas 72701
             ------------------------------------------------------
                    (Address of principal executive offices)


                                 (479) 684-2700
                                 --------------
              (Registrant's telephone number, including area code)



                                     N/A
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)








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ITEM 5.  OTHER EVENTS

     Effective April 28, 2003, Mr. Randall Carney resigned from his position as Chief Financial Officer of the Registrant for personal reasons. Such resignation was not the result of any disagreement between the Registrant and Mr. Carney.

     Ms. Lisa Trammell, the registrant's Vice President, Chief Operating Officer and Secretary, has assumed Mr. Carney's duties as acting chief financial officer of the Registrant on an interim basis until such time as a replacement is selected. The Company has begun a search for a new chief financial officer.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  APRIL 30, 2003

                                            RAKO CAPITAL CORPORATION



                                            By: /s/ Gary M. Fuchs
                                               ----------------------------
                                               Name:  Gary M. Fuchs
                                               Title: Chief Executive Officer